UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2020
EL POLLO LOCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36556	20-3563182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Harbor Blvd., Suite 100, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 599-5000
N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LOCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.
On June 2, 2020, El Pollo Loco Holdings, Inc. (the “Company”) held its 2020 annual meeting of stockholders ("Annual Meeting"). As of April 9, 2020, the record date for the Annual Meeting, a total of 35,103,583 shares of the Company's common stock were outstanding and entitled to vote. A total of 33,266,603 shares were present in person or represented by proxy at the Annual Meeting, representing 94.77% of the outstanding shares, constituting a quorum.
The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

1.	Election of directors
Proposal 1 was the election of three nominees to serve as Class III directors until the 2023 annual meeting and until their successors are duly elected and qualified. The result of the vote was as follows:

Nominee	For	Withheld	Broker Non-Votes
Samuel N. Borgese	20,652,462	8,546,101	4,068,040
Mark Buller	24,626,603	4,571,960	4,068,040
John M. Roth	22,707,007	6,491,556	4,068,040

2.	Ratification of appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2020
Proposal 2 was the ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for 2020. The result of the vote was as follows:

For	Against	Abstain
32,636,807	480,179	149,617

3.	Advisory vote regarding approval of the Company’s named executive officer compensation ("Say-on-Pay")
Proposal 3 was a non-binding advisory proposal regarding compensation of the Company's named executive officers. The result of the vote was as follows:

For	Against	Abstain	Broker Non-Votes
28,618,565	510,091	69,907	4,068,040

4.	Advisory vote to determine the frequency of future advisory votes on the compensation of the Company’s named executive officers ("Say-on-Frequency")
Proposal 4 was a non-binding advisory proposal regarding the frequency of future advisory votes concerning the Company's named executive officer compensation. The result of the vote was as follows:

1 Year	2 Years	Three Years	Abstain	Broker Non-Votes
27,686,565	21,375	1,416,875	73,725	4,068,040

In response to the voting results on the Say-on-Frequency proposal and other factors, the Company’s Board of Directors determined via Unanimous Written Consent, on June 3, 2020, that the Company will hold an advisory vote on named executive officer compensation every year. The Company will continue to hold advisory votes on named executive officer compensation every year until the Company’s Board of Directors decides to hold the next stockholder advisory vote on the frequency of advisory votes, which shall be no later than the Company’s annual meeting of stockholders in 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.
(Registrant)

Date: June 4, 2020

/s/ Laurance Roberts
Laurance Roberts Chief Financial Officer